UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2025
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
 Fannie Mae

Federally chartered corporation	0-50231	52-0883107	1100 15th Street, NW			800	232-6643
			Washington,	DC	20005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(Address of principal executive offices, including zip code)			(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Removal of Directors
On March 17, 2025, and effective as of that date, our conservator the U.S. Federal Housing FHFA (the Federal Housing Finance Agency) removed the following members from Fannie Mae’s Board of Directors:
•Amy E. Alving
•Christopher J. Brummer
•Michael J. Heid
•Simon Johnson
•Diane N. Lye
•Diane C. Nordin
•Chetlur S. Ragavan
•Michael A. Seelig
The following members of Fannie Mae’s Board of Directors continue to serve:
•Priscilla Almodovar
•Renée Lewis Glover
•Karin J. Kimbrough
•Manuel Sánchez Rodríguez
•Scott D. Stowell
Appointment of New Directors
Also on March 17, 2025, and effective as of that date, U.S. Federal Housing FHFA appointed the following new directors to the Board of Directors of Fannie Mae:
•Clinton Jones
•William J. Pulte
•Christopher Stanley
•Michael Stucky
Mr. Pulte will serve as Chairman of the Board of Directors.
The terms of the new directors are until the earlier of: (1) the next annual election of Board members; or (2) the date on which they resign or are removed by U.S. Federal Housing FHFA, as conservator, while Fannie Mae is in conservatorship.
As of the date of this filing, we have not yet determined which Board committees the new directors will serve on or whether there are any transactions or relationships involving the new directors that are required to be disclosed by Item 404(a) of Regulation S-K. We will provide in an amendment to this Form 8-K information about committee assignments and any required disclosure about relationships or transactions when they have been determined.
Director Compensation
Mr. Stanley and Mr. Stucky will be paid director compensation as described in Fannie Mae’s annual report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on February 14, 2025, under the heading “Executive Compensation—Compensation Tables and Other Information—Director Compensation,” which description is incorporated herein by reference.
Indemnification Agreement
Fannie Mae expects to enter into indemnification agreements with the new directors in the form filed as Exhibit 10.3 to Fannie Mae’s annual report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 14, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Thomas L. Klein
Thomas L. Klein
Enterprise Deputy General Counsel—Vice President
Date: March 17, 2025
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